UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.                    )
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WINTRUST FINANCIAL CORPORATION
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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WINTRUST FINANCIAL CORPORATION
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
NOVEMBER [ ], 2006
To the Shareholders of Wintrust Financial Corporation:
          You are cordially invited to attend a Special Meeting of Shareholders of Wintrust Financial Corporation to be held at the Deerpath Inn, 255 East Illinois Road, Lake Forest, Illinois 60045, on Tuesday, January 9, 2007, at 10:00 a.m. local time, for the following purposes:
1.	To consider a proposal to adopt the 2007 Stock Incentive Plan and the issuance of up to 500,000 shares of common stock thereunder; and

2.	To transact such other business as may properly come before the meeting and any adjournment thereof.
The Record Date for determining shareholders entitled to notice of, and to vote at, the Special Meeting is the close of business on November 16, 2006. We encourage you to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to vote by either completing your proxy card and returning it in the enclosed postage-paid envelope or by Internet or telephone voting. The instructions printed on your proxy card describe how to use these convenient services.

By order of the Board of Directors,
/s/ DAVID A. DYKSTRA
David A. Dykstra
Secretary

November [ ], 2006
WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, IT IS IMPORTANT
THAT YOU VOTE BY ONE OF THE METHODS NOTED ABOVE.

WINTRUST FINANCIAL CORPORATION
727 North Bank Lane
Lake Forest, Illinois 60045
PROXY STATEMENT
FOR A SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD TUESDAY, JANUARY 9, 2007
     These proxy materials are furnished in connection with the solicitation by the Board of Directors of Wintrust Financial Corporation, an Illinois corporation (“Wintrust” or the “Company”), of proxies to be used at a Special Meeting of Shareholders of the Company and at any adjournment of such meeting (the “Special Meeting”). This proxy statement, together with the Notice of Special Meeting and proxy card are first being mailed to shareholders on or about November [ ], 2006.
ABOUT THE MEETING
     What is the purpose of the Special Meeting?
     At the Special Meeting, shareholders will act upon the matters described in the Notice of Special Meeting that accompanies this proxy statement, including a proposal to adopt the 2007 Stock Incentive Plan and the issuance of up to 500,000 shares of common stock thereunder.
     Who may vote at the Special Meeting?
     Only record holders of the Company’s common stock as of the close of business on November 16, 2006 (the “Record Date”), will be entitled to vote at the meeting. On the Record Date, the Company had outstanding [ ] shares of common stock. Each outstanding share of common stock entitles the holder to one vote.
     What constitutes a quorum?
     The Special Meeting will be held only if a quorum is present. A quorum will be present if a majority of the shares of Company common stock issued and outstanding on the Record Date are represented, in person or by proxy, at the Special Meeting. Shares represented by properly completed proxy cards either marked “abstain” or returned without voting instructions are counted as present for the purpose of determining whether a quorum is present. Also, if shares are held by brokers who are prohibited from exercising discretionary authority for beneficial owners who have not given voting instructions (commonly known as broker nonvotes), those shares will be counted as present for quorum purposes.
     How do I vote?
     If you are a stockholder of record, you can vote by:
•	attending the Special Meeting;

•	signing, dating and mailing in your proxy card;

•	by following the instructions on your proxy card for voting by telephone at (800) 555-8140; or

•	by following the instructions on your proxy card for voting by the Internet at www.illinoisstocktransfer.com, clicking on “Internet Voting” and following the instructions on the screen.
     The deadline for voting by telephone or on the Internet is 11:59 p.m. Central Time on January 7, 2007. You may vote your shares for or against approval of the 2007 Plan.
     If you hold your shares through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available. If you hold your shares through a broker, bank or other nominee and would like to vote in person at the Special Meeting, you must first obtain a proxy issued in your name from the institution that holds your shares.
     Can I change my vote after I return my proxy card?
     Yes. If you are a shareholder of record, you may change your vote at any time before the actual vote by (i) voting in person by ballot at the Special Meeting, (ii) returning a later-dated proxy card, (iii) entering a new vote by telephone or on the Internet or (iv) delivering written notice of revocation to the Company’s Secretary by facsimile at (847) 615-4091 or by mail at 727 North Bank Lane, Lake Forest, IL 60045. If you hold your shares through an institution, that institution will instruct you as to how your vote may be changed.
     Who will count the votes?
     The Company’s tabulator, Illinois Stock Transfer Company, will count the votes.
     How will my shares be voted if I sign, date and return my proxy card?
     Proxies received from shareholders in proper form will be voted at the Special Meeting and, if specified, as directed by the shareholder. If you sign, date and return your proxy card and indicate how you would like your shares voted, your shares will be voted as you have instructed. If you sign, date and return your proxy card but do not indicate how you would like your shares voted, your proxy will be voted FOR the approval of the 2007 Plan and in accordance with the best judgment of the persons voting the proxies, with respect to any other business which may properly come before the meeting and at any adjournment of the meeting and is submitted to a vote of the shareholders, including whether or not to adjourn the meeting.
     What are the Board’s recommendations?
     The Board recommends a vote FOR the approval of the 2007 Plan. With respect to any other matter that is properly brought before the meeting, the proxy holders will vote the proxies held by them in accordance with their best judgment.
     What vote is required to approve the 2007 Plan at the Special Meeting?
     The affirmative vote of the holders of a majority of the shares represented, in person or by proxy and entitled to vote on the approval of the 2007 Plan will be required for approval. Because the vote to approve the 2007 Plan requires a majority, abstentions will have the same effect as votes against approval.

     How will broker non-votes be treated?
     We will treat broker non-votes as present to determine whether or not we have a quorum at the Special Meeting, but they will not be treated as entitled to vote on the proposals, if any, for which the broker indicates it does not have discretionary authority. This means that broker non-votes will not be treated as abstentions and will not have any effect on whether a proposal passes.
     Will my vote be kept confidential?
     Yes. As a matter of policy, shareholder proxies, ballots and tabulations that identify individual shareholders are kept secret and are available only to the Company, its tabulator and inspectors of election, who are required to acknowledge their obligation to keep your votes confidential.
     Who pays to prepare, mail and solicit the proxies?
     The Company pays all of the costs of preparing, mailing and soliciting proxies. The Company asks brokers, banks, voting trustees and other nominees and fiduciaries to forward proxy materials to the beneficial owners and to obtain authority to execute proxies. The Company will reimburse the brokers, banks, voting trustees and other nominees and fiduciaries upon request. In addition to solicitation by mail, telephone, facsimile, Internet or personal contact by its officers and employees, the Company has retained the services of Morrow & Co., Inc. to solicit proxies for a fee of $6,500 plus expenses.
     What if other matters come up during the meeting?
     If any matters other than those referred to in the Notice of Special Meeting properly come before the meeting, the individuals named in the accompanying form of proxy will vote the proxies held by them in accordance with their best judgment. The Company is not aware of any business other than the items referred to in the Notice of Special Meeting that may be considered at the meeting.
     Your vote is important. Because many shareholders cannot personally attend the Special Meeting, it is necessary that a large number be represented by proxy. Whether or not you plan to attend the meeting in person, prompt voting will be appreciated. Registered shareholders can vote their shares via the Internet or by using a toll-free telephone number. Instructions for using these convenient services are provided on the proxy card. Of course, you may still vote your shares on the proxy card. To do so, we ask that you complete, sign, date and return the enclosed proxy card promptly in the postage-paid envelope.
PROPOSAL NO. 1 — APPROVAL OF WINTRUST FINANCIAL CORPORATION’S 2007 STOCK INCENTIVE PLAN
     Background
     On November 9, 2006, the Board of Directors unanimously approved and adopted, subject to shareholder approval, the Wintrust Financial Corporation 2007 Stock Incentive Plan (the “2007 Plan” or the “Plan”), which will replace the Wintrust Financial Corporation 1997 Stock Incentive Plan (the “1997 Plan”). The Company’s shareholders are being asked to approve the Plan, described more fully below. The Plan affords the Board of Directors the ability to grant compensatory awards that are responsive to the Company’s needs and is designed to advance the interests and long-term success of the Company by encouraging stock ownership among officers, directors and other employees of the Company.

     If the Plan is not approved by shareholders, the Company will continue to operate the 1997 Plan pursuant to its current provisions. The 1997 Plan was originally adopted in 1997 to amend, restate and continue the prior stock-based incentive plans of the Company’s predecessor corporations into a single plan and was approved by shareholders at the 1997 Special Meeting of Shareholders.
     Shares Available for Future Awards and Awards Outstanding. We currently have two equity compensation plans (other than our Employee Stock Purchase Plan). These plans are the 1997 Plan and the Directors Deferred Fee and Stock Plan (the “Fee Plan”). As of the Record Date, a total of [ ] shares of common stock remained available for future issuance under these plans. The following table shows what the breakdown of available shares was as of the Record Date:

Total	1997 Plan	Director Plan
[ ]	[ ]	[ ]
     If the 2007 Plan is approved by shareholders, no further awards will be permitted to be made under the 1997 Plan. Assuming that the 2007 Plan had been approved as of the Record Date, the total number of shares available for awards under our equity compensation plans (other than our Employee Stock Purchase Plan) would have been [ ]. The following table shows what the breakdown of available shares would have been had the 2007 Plan been in effect as of the Record Date:

Total	1997 Plan	Director Plan	2007 Plan
[ ]	—	[ ]	500,000
     As of the Record Date, there were outstanding awards of [     ] stock options, which have a weighted-average exercise price of $[     ] and a weighted-average term of [     ] years, and [     ] shares of restricted stock under all of our current and former equity compensation plans (other than our Employee Stock Purchase Plan).
     Purpose of the Plan. The Plan is intended to provide the Company with the ability to provide market-responsive, stock-based incentives and other rewards for employees and directors of the Company and its subsidiaries and consultants to the Company and its subsidiaries (i) provide such employees, directors and consultants a stake in the growth of the Company and (ii) encourage them to continue in the service of the Company and its subsidiaries. Because there are only [     ] shares remaining to be awarded under the 1997 Plan and because no further incentive stock options can be granted under the 1997 Plan on or after May 22, 2007, the Board of Directors believes that it is appropriate to adopt the 2007 Plan and to authorize 500,000 shares for issuance thereunder.
     The Plan will enable the Company to be competitive in attracting key employees to manage planned additional bank and branch locations. The Plan will also be important to promote the retention of key employees while at the same time aligning their interests closely with those of the shareholders. Accordingly, management believes the ability to award equity incentives is an important component in continuing the Company’s growth.
     Comparison with 1997 Plan. The Plan is substantially similar to the 1997 Plan, except that it would:
•	provide that shares withheld by the Company or tendered to the Company by an award holder to pay the exercise price of an option or applicable withholding taxes are not added back to the pool of shares available for awards under the Plan;

•	provide for the settlement of awards with shares held in the Company’s treasury or shares acquired on the open market;

•	prohibit the grant of dividend equivalents on stock options;

•	permit the grant of other awards (in addition to stock option awards which are already permitted) to directors;

•	provide for vesting of awards to occur upon the consummation of a transaction that results in a change of control rather than upon shareholder approval of such transaction;

•	limit the granting of full value awards to 200,000 shares;

•	prohibit any material amendments without shareholder approval;

•	limit the term of stock options and stock appreciation rights to no longer than seven years; and

•	expressly prohibit repricing of options and stock appreciation rights without shareholder approval.
          The Company is asking shareholders to authorize a number of shares available under the Plan to a level that the Company believes will, on the basis of current assumptions, ensure that enough shares remain available for issuance under the Plan until the 2009 Annual Meeting.
     Approval of the Plan requires the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the Special Meeting. The following description of the Plan sets forth the material terms of the Plan; however, it is a summary, and does not purport to be complete and is qualified in its entirety by reference to the provisions of the Plan which is attached hereto as Appendix A.
     Plan Highlights
•	Limit on Shares Authorized: The Plan authorizes the grant of 500,000 shares over its entire term, which represents approximately 2% of the Company’s issued and outstanding Common Shares as of the Record Date.

•	Shares Available For Awards Other Than Stock Options and Stock Appreciation Rights: Of the shares available for grant under the Plan, only 200,000 may be used for full value awards, which are awards of other than stock options or stock appreciation rights.

•	No Liberal Recycling Provisions: The Plan provides that the following shares will not be added back to the aggregate Plan limit: (1) shares tendered in payment of the option price; (2) shares withheld by the Company to satisfy the tax withholding obligation; and (3) shares that are repurchased by the Company with proceeds from option exercises. Further, all shares covered by a stock appreciation right, to the extent that it is exercised and settled in shares, and whether or not shares are actually issued to the participant upon exercise of the right, shall be considered issued or transferred pursuant to the Plan.

•	Minimum Vesting and Restricted Period: No stock option award or grant of restricted shares may become fully exercisable prior to the third anniversary of the date of grant, and to the extent such an award provides for vesting in installments over a period of no less than three years, such vesting shall occur ratably on each of the first three anniversaries of the date of grant except, in each case, when employment terminates as a result of death, disability, retirement, layoff or upon a change of control and subject to certain other limited exceptions.
•	No Discount Stock Options: The Plan prohibits the grant of a stock option with an exercise price less than the fair market value of our stock on the date of grant.

•	No Repricing of Stock Options: The Plan prohibits the repricing of options and stock appreciation rights without shareholder approval.

•	Material Amendments to the Plan Require Shareholder Approval: The Plan states that a material amendment to the Plan will not be effective unless approved by the Company’s shareholders.

•	Independent Committee Administration: The Plan will be administered by a committee of the Board of Directors comprised entirely of independent directors.
     Summary Description of the Plan
     Participants. All employees and non-employee directors of the Company and its subsidiaries will be eligible to participate in the Plan. In addition, certain persons who have consulting arrangements with the Company or its subsidiaries may be selected to participate if it is determined that any such individual has a significant responsibility for the success and future growth and profitability of the Company. As of October 31, 2006, approximately 1800 employees, non-employee directors and consultants are eligible for awards under the Plan.
     Shares Available. The Plan provides that the total number of shares of common stock as to which awards may be granted may not exceed 500,000 shares. Of this amount, the number of shares that would be available for full value awards (other than stock options and stock appreciation rights) would be 200,000 shares.
     Shares covered by an award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a participant. Without limiting the generality of the foregoing, upon payment in cash of the benefit provided by any award granted under the Plan, any shares that were covered by that award will be available for issue or transfer under the Plan. Notwithstanding anything to the contrary: (a) shares tendered in payment of the exercise price of an option shall not be added to the aggregate plan limit described above; (b) shares withheld by the Company to satisfy the tax withholding obligation shall not be added to the aggregate plan limit described above; (c) shares that are repurchased by the Company with proceeds from option exercises shall not be added to the aggregate plan limit described above; and (d) all shares covered by a stock appreciation right, to the extent that it is exercised and settled in shares and whether or not shares are actually issued to the participant upon exercise of the right, shall be considered issued or transferred pursuant to the Plan.
     The shares of common stock subject to awards under the Plan and available for future awards may be reserved for issuance out of the Company’s total authorized but unissued shares or they may be shares held in treasury or acquired by the Company on the open market. A participant in the Plan is permitted to receive multiple grants of stock-based awards. The terms and provisions of a type of award with respect to any recipient need not be the same with respect to any other recipient of such award. The Plan provides that during any calendar year the maximum number of shares of common stock which may be made subject to awards to any single participant may not exceed 100,000.

     Administration. The Plan provides that it shall be administered by a committee of the Board of Directors, constituted so as to permit the Plan to comply with the “non-employee director” provisions of Rule 16b-3 under the Exchange Act and the “outside director” requirements of Section 162(m) of the Internal Revenue Code. The Board of Directors of the Company has delegated the administration of the Plan to its Compensation Committee (the “Committee”). The Committee will make determinations with respect to the participation of employees, directors and consultants in the Plan and, except as otherwise required by law or the Plan, the grant terms of awards including vesting schedules, price, length of relevant performance, restriction or option periods, dividend rights, post-retirement and termination rights, payment alternatives, and such other terms and conditions as the Committee deems appropriate. The Committee may designate other persons (so long as such persons are independent) to carry out its responsibilities under such conditions and limitations as it may set, other than its authority with regard to awards granted to employees who are executive officers or directors of the Company.
          The disposition of an award in the event of the retirement, disability, death or other termination of a participant’s employment shall be as determined by the Committee as set forth in the award agreement.
     Awards. The following types of awards may be granted under the Plan:
               Stock Options. Stock options may be granted in the form of incentive stock options within the meaning of Section 422 of the Code or stock options not meeting such Code definition (“nonqualified stock options”). The Plan permits all of the shares available under the Plan to be awarded in the form of incentive stock options if the Committee so determines. The exercise period for any stock option will be determined by the Committee at the time of grant which may provide that options may be exercisable in installments. The exercise price per share of common stock of any option may not be less than the fair market value of a share of common stock on the date of grant. Each stock option may be exercised in whole, at any time, or in part, from time to time, after the grant becomes exercisable. The exercise price is payable in cash, in shares of already owned common stock, in any combination of cash and shares, pursuant to a broker-assisted cashless exercise program, or by such methods as the Committee may deem appropriate, including but not limited to loans by the Company on such terms and conditions as the Committee may determine.
               Stock Appreciation Rights. Stock appreciation rights (“SARs”) may be granted independently of any stock option or in tandem with all or any part of a stock option granted under the Plan, upon such terms and conditions as the Committee may determine. Upon exercise, an SAR entitles a participant to receive the excess of the fair market value of a share of common stock on the date the SAR is exercised over the fair market value of a share of common stock on the date the SAR is granted. The Committee will determine whether an SAR will be settled in cash, common stock or a combination of cash and common stock. Upon exercise of an SAR granted in conjunction with a stock option, the option or the portion thereof to which the SAR relates will be surrendered.
               Restricted Shares. Restricted shares are shares of common stock that may not be sold or otherwise disposed of during a restricted period after grant, the duration of which will be determined by the Committee. The Committee may provide for the lapse of such restrictions in installments. Restricted shares may be voted by the recipient. Dividends on the restricted shares may be payable to the recipient in cash or in additional restricted shares. A recipient of a grant of restricted shares will generally earn unrestricted ownership thereof only if the individual is continuously employed by the Company or a subsidiary during the entire restricted period.

               Performance Shares. Performance shares are grants of shares of common stock which are earned by achievement of performance goals established for the award by the Committee. During the applicable performance period determined by the Committee for an award, the shares may be voted by the recipient and the recipient is also entitled to receive dividends thereon unless the Committee determines otherwise. If the applicable performance criteria are met, at the end of the applicable performance period, the shares are earned and become unrestricted. The Committee may provide that a certain percentage of the number of shares originally awarded may be earned based upon the attainment of the performance goals.
               Restricted and Performance Share Units. Share units are fixed or variable share units valued, at the Committee’s discretion, in whole or in part by reference to, or otherwise based on, the fair market value of the Company’s common stock. The Committee will determine the terms and conditions applicable to share units, including any applicable restrictions, conditions or contingencies, which may be related to individual, corporate or other categories of performance. A share unit may be payable in common stock, cash or a combination of both.
               Other Incentive Awards. The Committee may grant other types of awards of common stock or awards based in whole or in part by reference to common stock (“Other Incentive Awards”). Such Other Incentive Awards include, without limitation, unrestricted stock grants or awards related to the establishment or acquisition by the Company or any subsidiary of a new or start-up business or facility. The Committee will determine the time at which grants of such Other Incentive Awards are to be made, the size of such awards and all other conditions of such awards, including any restrictions, deferral periods or performance requirements.
               Except to the extent permitted by the specific terms of any nonqualified stock options, no award will be assignable or transferable except by will, the laws of descent and distribution or, in the Committee’s discretion, in certain other manners.
               Minimum Vesting and Restricted Period. Each award agreement will contain a requirement that no stock option award or grant of restricted shares may become fully exercisable prior to the third anniversary of the date of grant, and to the extent such an award provides for vesting in installments over a period of no less than three years, such vesting shall occur ratably on each of the first three anniversaries of the date of grant except, in each case, when employment terminates as a result of death, disability, retirement, layoff or upon a change of control and subject to certain other limited exceptions.
     Term of Awards. The maximum term of unvested or unexercised awards is seven years after the initial date of grant.
     Adjustments. In the event there is a change in the capital structure of the Company as a result of any stock dividend or split, recapitalization, merger, consolidation or spin-off or other similar corporate change, the Committee will make an adjustment in the number and class of shares of common stock available for issuance under the Plan (including the limit on awards other than stock options and stock appreciation rights), the number and class of shares subject to the per person limit on awards granted in any year, and the number and class of shares covered by any outstanding award and the price per share thereof.
     Change of Control. In the event there is a change of control (as defined in the Plan) of the Company, all options and SARs outstanding shall become immediately exercisable and remain exercisable for their entire term, all restrictions on restricted shares will lapse, all restricted share units will become fully vested and, unless otherwise specified in a participant’s award agreement, all performance goals applicable to any awards shall be deemed attained at the maximum payment level. In addition, the Board of Directors (as constituted before the change of control) may, in its sole discretion:
•	require that shares of stock of the corporation resulting from such change of control, or a parent corporation thereof, be substituted for some or all of the shares subject to an outstanding award, with an appropriate and equitable adjustment to the award, and/or

•	require outstanding awards, in whole or in part, to be cancelled, and to provide for the holder to receive a cash payment (or shares in the resulting corporation or its parent corporation) in an amount (or having a value) equal to (a) in the case of a stock option or stock appreciation right, the number of shares then subject to the portion of such award cancelled multiplied by the excess, if any, of the highest per share price offered to holders of common stock in the change of control transaction, over the purchase price or base price per share subject to the award and (b) in the case of restricted shares, restricted share units, performance shares, performance share units or Other Incentive Awards, the number of shares of common stock or units then subject to the portion of such award cancelled multiplied by the highest per share price offered to holders of common stock in the change of control transaction.
     Amendments and Termination. The Board of Directors may at any time suspend or terminate the Plan. The Board of Directors may amend the Plan at any time, subject to any requirement of shareholder approval imposed by applicable law, rule or regulation; provided, however, that any material amendment to the Plan will not be effective unless approved by the Company’s shareholders. For this purpose, a material amendment is any amendment that would:
•	materially increase the number of shares available under the Plan or issuable to a participant;

•	change the types of awards that may be granted under the Plan;

•	expand the class of persons eligible to receive awards or otherwise participate in the Plan; or

•	reduce the price at which an option is exercisable either by amendment of an Award Agreement or by substitution of a new option at a reduced price (other than as permitted in Section 10).
No amendment, suspension or termination may adversely affect in any material way any awards previously granted thereunder. There is no set termination date for the Plan, although no incentive stock options may be granted more than 10 years after the effective date of the Plan. Neither the Board of Directors nor the Committee may reprice any previously granted stock option or stock appreciation right without shareholder approval.
     Federal Income Tax Considerations. The following discussion summarizes the federal income tax consequences to participants who may receive grants of awards under the Plan. The discussion is based upon current interpretations of the Code, and the regulations promulgated thereunder as of such date.
               Nonqualified Stock Options. For federal income tax purposes, no income is recognized by a participant upon the grant of a nonqualified stock option under the Plan. Upon the exercise of a nonqualified option, compensation taxable as ordinary income will be realized by the participant in an amount equal to the excess of the fair market value of a share of common stock on the date of such exercise over the exercise price. A subsequent sale or exchange of such shares will result in gain or loss measured by the difference between (a) the exercise price, increased by any compensation reported upon the participant’s exercise of the option and (b) the amount realized on such sale or exchange. Such gain or loss will be capital in nature if the shares were held as a capital asset and will be long-term if such shares were held for more than one year.
               The Company is entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the exercise of an option.
               Incentive Stock Options. No taxable income is realized by the participant pursuant to the exercise of an incentive stock option granted under the Plan, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then (a) upon the sale of such shares, any amount realized in excess of the option price will be taxed to such participant as a long-term capital gain and any loss sustained will be a long-term capital loss, and (b) no deduction will be allowed to the Company for Federal income tax purposes. Upon exercise of an incentive stock option, the participant may be subject to alternative minimum tax on certain items of tax preference.
               If the shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the holding period described above, generally (a) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Any further gain or loss realized will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.
               If an incentive stock option is exercised at a time when it no longer qualifies as an incentive stock option, the option is treated as a nonqualified stock option.
               Stock Appreciation Rights. No taxable income is recognized by a participant upon the grant of an SAR under the Plan. Upon the exercise of an SAR, however, compensation taxable as ordinary income will be realized by the participant in an amount equal to the cash received upon exercise, plus the fair market value on the date of exercise of any shares of common stock received upon exercise. Shares of common stock received on the exercise of an SAR will be eligible for capital gain treatment, with the capital gain holding period commencing on the date of exercise of the SAR.
               The Company is entitled to a deduction for compensation paid to a participant at the same time and in the same amount as the participant is considered to have realized compensation by reason of the exercise of the SAR.
               Restricted and Performance Shares. A recipient of restricted shares or performance shares generally will be subject to tax at ordinary income rates on the fair market value of the common stock at the time the restricted shares or performance shares vest or are no longer subject to forfeiture. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of the grant will recognize ordinary taxable income on the date of the grant equal to the fair market value of the restricted shares or performance shares as if the restricted shares were unrestricted or the performance shares were earned and could be sold immediately. If the shares subject to such election are forfeited, the recipient will not be entitled to any deduction, refund or loss for tax purposes with respect to the forfeited shares. Upon sale of the restricted shares or performance shares after vesting or after the forfeiture period has expired, the holding period to determine whether the recipient has long-term or short-term capital gain or loss begins when the restriction period expires. However, if the recipient timely elects to be taxed as of the date of the grant, the holding period commences on the date of the grant and the tax basis will be equal to the fair market value of the shares on the date of the grant as if the shares were then unrestricted and could be sold immediately. A participant receiving dividends with respect to restricted shares or performance shares for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income, rather than dividend income, in an amount equal to the dividends paid.
               The amount of ordinary income recognized upon the lapse of restrictions or by making the above-described election is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.
               Restricted and Performance Share Units. A recipient of restricted or performance share units will generally be subject to tax at ordinary income rates on the fair market value of any common stock issued pursuant to such an award. The fair market value of any common stock received will generally be included in income at the time of receipt. The capital gain or loss holding period for any common stock distributed under an award will begin when the recipient recognizes ordinary income in respect of that distribution. The amount of ordinary income recognized is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Internal Revenue Code apply.
               Other Incentive Awards. The federal income tax consequences of Other Incentive Awards will depend on how such awards are structured. Generally, the Company will be entitled to a deduction with respect to such awards only to the extent that the recipient realizes compensation income in connection with such awards. It is anticipated that Other Incentive Awards will usually result in compensation income to the recipient in some amount. However, some forms of Other Incentive Awards may not result in any compensation income to the recipient or any income tax deduction for the Company.
               Performance Goals and Maximum Awards. Section 162(m) of the Code disallows federal income tax deductions for certain compensation in excess of $1,000,000 per year paid to each of the Company’s Chief Executive Officer and its other four most highly compensated executive officers (collectively, the “Covered Employees”). Under Section 162(m), compensation that qualifies as “other performance-based compensation” is not subject to the $1,000,000 limit. One of the conditions necessary to qualify certain incentive awards as “other performance-based compensation” is that the material terms of the performance goals under which the award is made must be disclosed to, and approved by, the shareholders of the Company before the incentive compensation is paid.
               For those types of awards under the Plan which require performance criteria to meet the definition of “other performance-based compensation” the Committee will, from time to time, establish performance criteria with respect to an award. These performance criteria may be measured in absolute terms or measured against, or in relationship to, other companies comparably, similarly or otherwise situated and may be based on, or adjusted for, other objective goals, events, or occurrences established by the Committee for a performance period, including earnings, earnings growth, revenues, expenses, stock price, market share, charge-offs, loan loss reserves, reductions in non-performing assets, return on assets, return on equity, return on investment, regulatory compliance, satisfactory internal or external audits, improvements in financial ratings, achievement of balance sheet or income statement objectives, extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisition expenses including goodwill, and unplanned stock offerings and strategic loan loss provisions. The performance criteria related to an award must be established by the Committee prior to the completion of 25% of the performance period or such earlier date as may be required by Section 162(m) of the Code.
          At the end of each performance period for an award, the Committee will determine the extent to which the performance criteria established for the performance period have been achieved and determine the payout of the performance award. The committee may, in its sole discretion, reduce or eliminate the payout of any award to the extent permitted under the Plan and applicable law.
     Plan Benefits
     The type and amount of any future awards under the Plan are not currently determinable by the Committee. The type and amount of any awards under the Plan if it had been in place during the last fiscal year are not determinable.
     Registration with the SEC
     The Company intends to file a Registration Statement on Form S-8 relating to the issuance of common shares under the Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as is practicable after approval of the Plan by the Company’s shareholders.
     The Board of Directors strongly believes that approval of the 2007 Plan is essential to the Company’s continued success. We believe equity compensation gives employees and directors a stake in the future success of the Company and view it as a vital component of the Company’s ability to offer competitive compensation packages within a highly aggressive industry. As of the date of the Special Meeting, there will be a very limited number of options remaining available to the Company for future grant. The Board believes this will seriously harm the ability of the Company to attract and retain qualified employees and directors. The 2007 Plan is designed to assist us in recruiting, motivating and retaining talented employees and directors who will help us to continue achieving our business goals, including creating long-term value for shareholders. In formulating and reaching its decision to recommend approval of the 2007 Plan, the Board considered current best practices.
     In order to facilitate approval of this proposal and assuage any shareholder concerns regarding the number of options the Company intends to grant in a given year, the Board of Directors of the Company commits to the Company’s shareholders that for the next three fiscal years the average annual number of shares subject to options or full value awards granted to employees or non-employee directors (whether under the Plan or other plans) during such three fiscal years will not exceed 2.46% of the number of shares of the Company’s common stock that the Company believes will be outstanding at the end of each such fiscal year. For purposes of calculating the number of shares granted in any six month period, full value awards will count as equivalent to (i) 1.5 option shares if the Company’s stock price volatility is 53% or higher, (ii) two option shares if the Company’s stock price volatility is between 25% and 52%, and (iii) four option shares if the Company’s stock price volatility is less than 25%. For purposes of the calculation in the immediately preceding sentence, the Company’s stock price volatility will be measured as of each December 31 and June 30 using the previous 200 day moving average, and the corresponding full value award multiplier will apply to all grants made in the six month period after such measurement date.
THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” APPROVAL OF THE 2007 PLAN.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
     The following table sets forth the beneficial ownership of the common stock as of the Record Date, with respect to (i) each Director and each named executive officer of the Company; (ii) all Directors and executive officers of the Company as a group and (iii) significant shareholders known to the Company that own in excess of 5% of the common stock.

	Amount of			Options &	Total
	Common Shares	Restricted		Warrants	Amount of	Total
	Beneficially	Stock		Exercisable Within	Beneficial	Percentage
	Owned(1)	Units(1)		60 Days(1)	Ownership(1)	Ownership(1)
Directors
Allan E. Bulley, Jr	51,124	—		—	51,124	*
Peter D. Crist	51,632	—		—	51,632	*
Bruce K. Crowther	4,936	—		382	5,318	*
Joseph F. Damico	2,875	—		—	2,875	*
Bert A. Getz, Jr.	9,726	—		—	9,726	*
John S. Lillard	198,999	—		—	198,999	*
James B. McCarthy	4,704	—		—	4,704	*
Albin F. Moschner	30,536	—		—	30,536	*
Thomas J. Neis	5,716	—		—	5,716	*
Hollis W. Rademacher	87,008	—		2,220	89,228	*
J. Christopher Reyes	244,300	—		—	244,300	*
John J. Schornack	19,116	—		—	19,116	*
Ingrid S. Stafford	7,567	—		—	7,567	*
Edward J. Wehmer**	159,885	94,761	(5)	226,000	480,646	1.86%

Other Named Executive Officers
David A. Dykstra	67,528	66,809	(5)	86,839	221,176	*
Robert F. Key	69,193	1,257	(4)	24,800	95,250	*
Richard B. Murphy	19,750	5,739	(5)	52,100	77,589	*
David L. Stoehr	2,350	2,757	(5)	18,800	23,907	*
John S. Fleshood	1,318	1,421	(6)	4,000	6,739	*

Total Existing Directors & Executive Officers (25 persons)	1,103,944	190,563		551,736	1,846,243	7.02%

Other Significant Shareholders
FMR Corp. (2)	1,579,840	—		—	1,579,840	6.18%
Transamerica Investment Management, LLC (3)	1,576,807	—		—	1,576,807	6.17%

*	Less than 1%

**	Mr. Wehmer is also an executive officer.

(1)	Beneficial ownership and percentages are calculated in accordance with Securities and Exchange Commission (“SEC”) Rule 13d-3 promulgated under the Securities Exchange Act of 1934.

(2)	Based on information obtained from Schedule 13G/A filed by FMR Corp. with the SEC on February 14, 2006. According to this report, FMR Corp.’s business address is 82 Devonshire Street, Boston, MA 02109.

(3)	Based on information obtained from Schedule 13G filed by Transamerica Investment Management, LLC with the SEC on April 11, 2006. According to this report, Transamerica Investment Management, LLC’s business address is 1150 South Olive Street, Suite 2700, Los Angeles, CA 90015.

(4)	Shares vest on January 26, 2007 and are subject to forfeiture until such time as they vest.

(5)	Shares vest at various dates between 2007 and 2010, and are subject to forfeiture until such time as they vest.

(6)	762 of these shares vest on January 26, 2007 and 659 of these shares vest on August 15, 2007 and are, in each case, subject to forfeiture until such time as they vest.

Equity Compensation Plan Information
     The following table summarizes information as of December 31, 2005, relating to equity compensation plans of the Company pursuant to which common stock is authorized for issuance:

			Number of securities
	Number of		remaining available for
	securities to be		future issuance under
	issued upon	Weighted-average	equity compensation
	exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected in
	warrants and rights	warrants and rights	column (a))
Equity Compensation Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders:

• WTFC 1997 Stock Incentive Plan, as amended	3,063,654	$27.83	379,286
• WTFC Employee Stock Purchase Plan	N/A	N/A	203,105
• WTFC Directors Deferred Fee and Stock Plan	N/A	N/A	203,544

	3,063,654	$27.83	785,935

Equity compensation plans not approved by security holders (1)

• N/A	—	—	—

Total (1)	3,063,654	$27.83	785,935

(1)	Excludes 161,985 shares of the Company’s common stock issuable pursuant to the exercise of options previously granted under the plans of Advantage National Bancorp, Inc., Village Bancorp, Inc., Northview Financial Corporation, Town Bankshares, Ltd and First Northwest Bancorp, Inc. The weighted average exercise price of those options is $25.84. No additional awards will be made under these plans.
SHAREHOLDER PROPOSALS
     Shareholders’ proposals intended to be presented at the Company’s 2007 Annual Meeting of Shareholders must be received in writing by the Secretary of the Company no later than December 26, 2006, in order to be considered for inclusion in the proxy material for that meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934 (the “Exchange Act”). Furthermore, in order for any shareholder to properly propose any business for consideration at the 2007 Annual Meeting, including the nomination of any person for election as a director, or any other matter raised other than pursuant to Rule 14a-8 of the proxy rules adopted under the Exchange Act, written notice of the shareholder’s intention to make such proposal must be furnished to the Company in accordance with the By-laws. Under the existing provisions of the By-laws, if the 2007 Annual Meeting is held on May 24, 2007, the deadline for such notice is March 25, 2007.

OTHER BUSINESS
     The Company is unaware of any other matter to be acted upon at the Special Meeting for shareholder vote. In case of any matter properly coming before the Special Meeting for shareholder vote, unless discretionary authority has been denied the proxy holders named in the proxy accompanying this statement shall vote them in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ David A. Dykstra
David A. Dykstra
Secretary

APPENDIX A
WINTRUST FINANCIAL CORPORATION
2007 STOCK INCENTIVE PLAN
     1. Purpose; Effect on Predecessor Plan. The purpose of the Wintrust Financial Corporation 2007 Stock Incentive Plan is to benefit the Corporation and its Subsidiaries by enabling the Corporation to offer certain present and future officers, employees, directors and consultants stock-based incentives and other equity interests in the Corporation, thereby providing them a stake in the growth of the Corporation and encouraging them to continue in the service of the Corporation and its Subsidiaries.
This Plan is intended to replace the Predecessor Plan. As of the Effective Date, no further awards shall be granted under the Predecessor Plan; provided, however, that if the Plan is not approved by the shareholders of the Corporation, the Predecessor Plan shall remain in effect in accordance with its terms.
     2. Definitions.
          (a) “Award” includes, without limitation, stock options (including incentive stock options under Section 422 of the Code), stock appreciation rights, performance share or unit awards, stock awards, restricted share or unit awards, or other awards that are valued in whole or in part by reference to, or are otherwise based on, the Corporation’s Common Stock (“Other Incentive Awards”), all on a stand alone, combination or tandem basis, as described in or granted under this Plan.
          (b) “Award Agreement” means a writing provided by the Corporation to each Participant setting forth the terms and conditions of each Award made under this Plan.
          (c) “Board” means the Board of Directors of the Corporation.
          (d) “Code” means the Internal Revenue Code of 1986, as amended from time to time.
          (e) “Committee” means the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board from time to time to administer this Plan and which also shall be entirely comprised of independent directors meeting the disinterested administration requirements of Rule 16b-3 under the Securities Exchange Act of 1934 and the “outside director” requirement of Section 162(m) of the Code.
          (f) “Common Stock” means the Common Stock, no par value, of the Corporation.
          (g) “Corporation” means Wintrust Financial Corporation, an Illinois corporation.
          (h) “Director” means a director of the Corporation or a Subsidiary.
          (i) “Effective Date” means the date of the approval of the Plan by the shareholders of the Corporation.

          (j) “Employee” means an employee of the Corporation or a Subsidiary.
          (k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (l) “Fair Market Value” means the average of the highest and the lowest quoted selling prices on the Nasdaq National Market on the relevant valuation date or, if there were no sales on the valuation date, on the next preceding date on which such selling prices were recorded; provided, however, that, the Committee may modify the definition of Fair Market Value to mean the closing selling price on the Nasdaq National Market on the relevant valuation date or, if there were no sales on the valuation date, on the next preceding date on which such closing selling prices were recorded.
          (m) “Participant” means an Employee, Director or a consultant who has been granted an Award under the Plan.
          (n) “Plan” means this Wintrust Financial Corporation 2007 Stock Incentive Plan.
          (o) “Plan Year” means a twelve-month period beginning with January 1 of each year.
          (p) “Predecessor Plan” means the Wintrust Financial Corporation 1997 Stock Incentive Plan, which incorporated the Crabtree Capital Corporation 1987 Stock Option Plan, The Credit Life Companies, Incorporated 1987 Stock Option Plan, the Crabtree Capital Corporation 1990 Stock Purchase Plan, the First Premium Services, Incorporated 1992 Stock Option Plan, the Lake Forest Bancorp, Inc. 1991 Stock Option Plan, the Lake Forest Bancorp, Inc. 1993 Stock Option Plan, the Hinsdale Bancorp, Inc. 1993 Stock Option Plan, the North Shore Community Bancorp, Inc. 1993 Stock Rights Plan, the North Shore Community Bancorp, Inc. 1994 Stock Option Plan, the Libertyville Bancorp, Inc. 1995 Stock Option Plan and the Wolfhoya Investments, Inc. 1995 Stock Option Plan, the Advantage National Bancorp, Inc. 2002 Stock Incentive Plan, the Village Bancorp, Inc. 1998 Omnibus Stock Incentive Plan, the Town Bankshares, Ltd. 1997 Stock Incentive Plan, the Northview Financial Corporation 1993 Incentive Stock Program, the First Northwest Bancorp, Inc. 1998 Stock Option Plan, the First Northwest Bancorp, Inc. 2002 Stock Option Plan and the Hinsbrook Bancshares, Inc. 1992 Employee Stock Option Plan, as amended, each a stock option or stock purchase plan maintained by a predecessor to the Corporation.
          (q) “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Corporation has or obtains, directly or indirectly, a proprietary interest of at least 50% (or 20%, if providing an Award to an Employee, Director or consultant of such Subsidiary is based upon legitimate business criteria, as defined in Section 409A of the Code and the regulations promulgated thereunder) by reason of stock ownership or otherwise.
     3. Eligibility. Any Employee, Director or consultant selected by the Committee is eligible to receive an Award. In addition, the Committee may select former Employees and Directors who have a consulting arrangement with the Corporation or a Subsidiary whom the Committee determines have a significant responsibility for the success and future growth and profitability of the Corporation.

     4. Plan Administration.
          (a) Except as otherwise determined by the Board, the Plan shall be administered by the Committee. The Committee shall make determinations with respect to the participation of Employees, Directors and consultants in the Plan and, except as otherwise required by law or this Plan, the terms of Awards, including vesting schedules, price, length of relevant performance, restriction or option periods, post-retirement and termination rights, payment alternatives such as cash, stock, contingent awards or other means of payment consistent with the purposes of this Plan, and such other terms and conditions as the Committee deems appropriate.
          (b) No Award that contemplates exercise or conversion may be exercised or converted to any extent, and no other Award that defers vesting, shall remain outstanding and unexercised, unconverted or unvested more than seven (7) years after the date the Award was initially granted.
          (c) The Committee, by majority action thereof (whether taken during a meeting or by written consent), shall have authority to interpret and construe the provisions of the Plan and the Award Agreements and make determinations pursuant to any Plan provision or Award Agreement which shall be final and binding on all persons. To the extent deemed necessary or advisable for purposes of Section 16 of the Exchange Act or Section 162(m) of the Code, a member or members of the Committee may recuse himself or themselves from any action, in which case action taken by the majority of the remaining members shall constitute action by the Committee. No member of the Committee shall be liable for any action or determination made in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement in the manner provided in the Corporation’s Articles of Incorporation and By-Laws, as may be amended from time to time.
          (d) The Committee may designate persons other than its members to carry out its responsibilities under such conditions or limitations as it may set, other than its authority with regard to Awards granted to Participants who are officers or directors of the Corporation for purposes of Section 16 of the Exchange Act or Section 162(m) of the Code. To the extent deemed necessary or advisable, including for purposes of Section 16 of the Exchange Act, the independent members of the Board may act as the Committee hereunder.
          (e) It is the intent of the Company that no Award under the Plan be subject to taxation under Section 409A(a)(1) of the Code. Accordingly, if the Committee determines that an Award granted under the Plan is subject to Section 409A of the Code, such Award shall be interpreted and administered to meet the requirements of Sections 409A(a)(2), (3) and (4) of the Code and thus to be exempt from taxation under Section 409A(a)(1) of the Code.
     5. Stock Subject to the Provisions of this Plan. The stock subject to the provisions of this Plan shall be made available from shares of authorized but unissued Common Stock, shares of authorized and issued Common Stock reacquired and held as treasury shares or otherwise, or a combination thereof. Subject to adjustment in accordance with the provisions of Section 10, the total number of shares of Common Stock which may be issued under the Plan or with respect to which all Awards may be granted shall not exceed 500,000 shares. Subject to adjustment in accordance with the provisions of Section 10, the total number of such shares with respect to which Awards other than stock options or stock appreciation rights may be granted shall not exceed 200,000 shares. Upon:
          (a) a payout of an Award in the form of cash; or
          (b) a cancellation, termination, forfeiture, or lapse for any reason (with the exception of the termination of a tandem Award upon exercise of the related Award, or the termination of a related Award upon exercise of the corresponding tandem Award) of any Award or any award granted under the Predecessor Plan, then the number of shares of Common Stock underlying any such award which were not issued as a result of any of the foregoing actions shall again be available for the purposes of Awards under the Plan. Notwithstanding anything to the contrary contained herein: (A) shares tendered in payment of the exercise price of a stock or incentive option shall not be added to the aggregate plan limit described above; (B) shares withheld by the Company to satisfy the tax withholding obligation shall not be added to the aggregate plan limit described above; (C) shares that are repurchased by the Company with proceeds received from payment of the exercise price of a stock or incentive option shall not be added to the aggregate plan limit described above; and (D) all shares covered by an award made under Section 6(c) (stock appreciation rights), to the extent that it is exercised and settled in Common Stock, and whether or not shares are actually issued to the participant upon exercise of the right, shall be considered issued or transferred pursuant to the Plan.
     6. Awards under this Plan. As the Board or Committee may determine, the following types of Awards may be granted under this Plan on a stand-alone, combination or tandem basis:
          (a) Stock Option. A right to buy a specified number of shares of Common Stock at a fixed exercise price during a specified time, all as the Committee may determine; provided that the exercise price of any option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of such Award.
          (b) Incentive Stock Option. An Award in the form of a stock option which shall comply with the requirements of Section 422 of the Code or any successor Section of the Code as it may be amended from time to time.
          (c) Stock Appreciation Right. A right to receive the excess of the Fair Market Value of a share of Common Stock on the date the stock appreciation right is exercised over the Fair Market Value of a share of Common Stock on the date the stock appreciation right was granted.
          (d) Restricted and Performance Shares. A transfer of Common Stock to a Participant, subject to such restrictions on transfer or other incidents of ownership, or subject to specified performance standards, for such periods of time as the Committee may determine.
          (e) Restricted and Performance Share Unit. A fixed or variable share or dollar denominated unit subject to such conditions of vesting, performance and time of payment as the Committee may determine, which are valued at the Committee’s discretion in whole or in part by reference to, or otherwise based on, the Fair Market Value of Common Stock and which may be paid in Common Stock, cash or a combination of both.
          (f) Stock Award. An unrestricted transfer of ownership of Common Stock.
          (g) Other Incentive Awards. Other Incentive Awards which are related to or serve a similar function to those Awards set forth in this Section 6, including, but not limited to, Other Incentive Awards related to the establishment or acquisition by the Corporation or any Subsidiary of a new or start-up business or facility.
Notwithstanding the foregoing, the maximum number of shares of Common Stock which may be made subject to Awards granted under the Plan in any Plan Year (taking into account any stock option granted in tandem with any stock appreciation right as an Award with respect to shares subject to the stock option and any restricted and performance shares or restricted and performance units as an Award based upon the maximum number of Shares to which the Award relates) to any single Participant may not exceed 100,000. The Committee may from time to time, establish performance criteria with respect to an Award. The performance criteria or standards shall be determined by the Committee in writing and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated and may be based on or adjusted for any other objective goals, events, or occurrences established by the Committee, provided that such criteria or standards relate to one or more of the following: earnings, earnings growth, revenues, expenses, stock price, market share, charge-offs, loan loss reserves, reductions in non-performing assets, return on assets, return on equity, or assets, investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, extraordinary charges, losses from discontinued operations, restatements and accounting changes and other unplanned special charges such as restructuring expenses, acquisition expenses including goodwill, unplanned stock offerings and strategic loan loss provisions. Such performance standards may be particular to a line of business, Subsidiary or other unit or may be based on the performance of the Corporation generally.
     7. Award Agreements.
          (a) Each Award under the Plan shall be evidenced by an Award Agreement. Delivery of an Award Agreement to each Participant shall constitute an agreement, subject to Section 9 hereof, between the Corporation and the Participant as to the terms and conditions of the Award.
          (b) The Committee shall include a provision providing for a minimum vesting schedule for an Award pursuant to which:
     (i) no stock option Award may become fully exercisable prior to the third anniversary of the date of grant, and to the extent such an Award provides for vesting in installments over a period of no less than three years, such vesting shall occur ratably on each of the first three anniversaries of the date of grant;
     (ii) no Award other than stock options or stock appreciation rights may become fully exercisable or saleable prior to the third anniversary of the date of grant and to the extent such an Award provides for vesting or saleability in installments over a period of no less than three years, such vesting shall occur ratably on each of the first three anniversaries of the date of grant and requiring the forfeiture of unvested or nonsaleable shares subject to such Award at the time a participant is no longer an Employee;
provided, that, such restrictions shall not apply to (v) Awards to newly hired Employees, (w) performance based Awards, (x) Awards to Employees in connection with acquisitions (whether by asset purchase, merger or otherwise); (y) Awards to Employees who subsequently retire or have plans for retirement from the Company or one of its Subsidiaries or (z) Awards made in lieu of a cash bonus. Notwithstanding the foregoing, (i) any award agreement may provide for any additional vesting requirements, including but not limited to longer periods of required employment or the achievement of performance goals; (ii) any award agreement may provide that all or a portion of the shares subject to such Award vest immediately or, alternatively, vest in accordance with the vesting schedule but without regard to the requirement for continued employment in the event of a Change in Control, or in the case of termination of employment due to death, disability, layoff, retirement or divestiture, or in the case of a vesting period longer than three years, vest and become exercisable or fail to be forfeited and continue to vest in accordance with the schedule in the award agreement prior to the expiration of any period longer than three years for any reason designated by the Committee.
     8. Other Terms and Conditions.
          (a) No Assignment; Limited Transferability of Options. Except as provided below, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise then by will or by the laws of descent and distribution. Notwithstanding the foregoing, the Committee may, in its discretion, authorize all or a portion of the stock options (other than incentive stock options) granted to a Participant to be on terms which permit transfer by such Participant to:
     (i) the spouse, children or grandchildren of the Participant (“Immediate Family Members”);
     (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or;
     (iii) a partnership in which such Immediate Family Members are the only partners, provided that:
          (A) there may be no consideration for any such transfer;
          (B) the Award Agreement pursuant to which such stock options are granted expressly provides for transferability in a manner consistent with this Section 8(a); and
          (C) subsequent transfers of transferred options shall be prohibited except those in accordance with Section 8(b).

Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 8(b) hereof the term “Participant” shall be deemed to refer to the transferee. The provisions of the stock option relating to the period of exercisability and expiration of the stock option shall continue to be applied with respect to the original Participant, and the stock options shall be exercisable by the transferee only to the extent, and for the periods, set forth in said stock option.
          (b) Beneficiary Designation. Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to his estate.
          (c) Termination of Employment. The termination of each Award in the event of the retirement, disability, death or other termination of a Participant’s employment shall be as determined by the Committee and set forth in the Award Agreement.
          (d) Rights as a Shareholder. A Participant shall have no rights as a stockholder with respect to shares covered by an Award until the date the Participant or his nominee, guardian or legal representative is the holder of record. No adjustment will be made for dividends or other rights for which the record date is prior to such date.
          (e) Payments by Participants. The Committee may determine that Awards for which a payment is due from a Participant may be payable: (i) in cash by personal check, bank draft or money order payable to the order of the Corporation, by money transfers or direct account debits; (ii) through the delivery or deemed delivery based on attestation to the ownership of previously acquired shares of Common Stock with a Fair Market Value equal to the total payment due from the Participant; (iii) by a combination of the methods described in (i) and (ii) above; (iv) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Corporation to whom the Participant has submitted an irrevocable notice of exercise; or (v) by such other methods as the Committee may deem appropriate, including, but not limited to loans by the Corporation on such terms and conditions as the Committee shall determine to the extent permitted by applicable law.
          (f) Withholding. Except as otherwise provided by the Committee in the Award Agreement or otherwise (i) the deduction of withholding and any other taxes required by law will be made from all amounts paid in cash, and (ii) in the case of the exercise of options or payments of Awards in shares of Common Stock, the Participant shall be required to pay or have paid by a broker-dealer acceptable to the Corporation to whom the Participant has submitted an irrevocable notice of exercise the amount of any taxes required to be withheld in cash prior to receipt of such stock, or alternatively, to elect to have a number of shares the Fair Market Value of which equals the amount required to be withheld deducted from the shares to be received upon such exercise or payment or deliver such number of previously-acquired shares of Common Stock.

          (g) Deferral. The receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to a Participant under any Award other than a stock option (including an incentive stock option) or stock appreciation right may be deferred to the extent permitted by an applicable deferral plan established by the Corporation or a Subsidiary. The Committee shall establish rules and procedures relating to any such deferrals and the payment of any tax withholding with respect thereto.
          (h) No Repricing. Notwithstanding anything in this Plan to the contrary and subject to Section 10, without the approval of the shareholders of the Corporation, neither the Board nor the Committee will amend or replace any previously granted stock option, incentive stock option or stock appreciation right in a transaction that constitutes a “repricing,” as such term is used in the listing rules of the principal stock exchange on which the Common Stock is traded.
     9. Amendments, Modification and Termination. The Board may at any time and from time to time, terminate, suspend or discontinue this Plan. The Board of Directors may at any time and from time to time, alter or amend this Plan, subject to any requirement of shareholder approval imposed by applicable law, rule or regulation, provided that any material amendment to the Plan will not be effective unless approved by the Company’s shareholders. For this purpose, a material amendment is any amendment that would (i) materially increase the number of shares available under the Plan or issuable to a participant (other than a change in the number of shares made pursuant to Section 10); (ii) change the types of awards that may be granted under the Plan; (iii) expand the class of persons eligible to receive awards or otherwise participate in the Plan; or (iv) reduce the price at which an option is exercisable either by amendment of an Award Agreement or by substitution of a new option at a reduced price (other than as permitted in Section 10). No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.
     10. Recapitalization. The aggregate number of shares of Common Stock as to which Awards may be granted to Participants, the limitations on the maximum number of shares of Common Stock which may be made subject to Awards granted to a Participant during a Plan Year, the number of shares of Common Stock covered by each outstanding Award, and the price per share of Common Stock in each such Award, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Corporation, or other change in corporate or capital structure; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated. The Committee may also make the foregoing changes and any other changes, including changes in the classes of securities available, to the extent it is deemed necessary or desirable to preserve the intended benefits of the Plan for the Corporation and the Participants in the event of any other reorganization, recapitalization, merger, consolidation, spinoff, extraordinary dividend or other distribution or similar transaction.
     11. Rights as Employees, Directors or Consultants. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a

Participant the right to be retained in the employ of or as a Director of or as a consultant to the Corporation or a Subsidiary. Further, the Corporation and each Subsidiary expressly reserve the right at any time to dismiss a Participant free from any liability, or any claim under the Plan, except as provided herein or in any Award Agreement issued hereunder.
     12. Change of Control.
          (a) Notwithstanding anything contained in this Plan or any Award Agreement to the contrary, in the event of a Change of Control, as defined below, the following shall occur with respect to any and all Awards outstanding as of such Change of Control:
     (i) any and all options and stock appreciation rights granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term, subject to any limitations on such term provided in the Award Agreement or pursuant to Section 8(c) hereof;
     (ii) any restrictions imposed on restricted shares shall lapse and all restricted share units shall become fully vested;
     (iii) unless otherwise specified in a Participant’s Award Agreement at time of grant, the maximum payout opportunities attainable under all outstanding Awards of performance units, performance shares and Other Incentive Awards shall be deemed to have been fully earned at the maximum level for the entire performance period(s) as of the effective date of the Change of Control, and the vesting of all such Awards shall be accelerated as of the effective date of the Change of Control; and
     (iv) the Board (as constituted prior to such Change of Control) may, in its discretion:
          (A) require that shares of stock of the corporation resulting from such Change of Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding Award, with an appropriate and equitable adjustment to such Award as shall be determined by the Board or the Committee in accordance with Section 10; and/or
          (B) require outstanding Awards, in whole or in part, to be surrendered to the Corporation by the holder, and to be immediately cancelled by the Corporation, and to provide for the holder to receive (1) a cash payment in an amount equal to (a) in the case of a stock option, incentive stock option or stock appreciation right, the number of shares of Common Stock then subject to the portion of such Award surrendered multiplied by the excess, if any, of the highest per share price offered to holders of Common Stock in any transaction whereby the Change of Control takes place, over the purchase price or base price per share of Common Stock subject to such Award and (b) in the case of restricted shares, restricted share units, performance shares, performance share units or Other Incentive Awards, the number of shares of Common Stock or units then subject to the portion of such Award surrendered multiplied by the highest per share price offered to holders of Common Stock in any transaction whereby the Change of Control takes place; (2) shares of capital stock of the corporation resulting from such Change of Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (1) above; or (3) a combination of the payment of cash pursuant to clause (1) above and the issuance of shares pursuant to clause (2) above.
          (b) A “Change of Control” of the Corporation shall be deemed to have occurred upon the happening of any of the following events:
     (i) The acquisition, other than from the Corporation, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock of the Corporation or the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Corporation or any of its Subsidiaries, or any employee benefit plan (or related trust) of the Corporation or its Subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of all or substantially all directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Common Stock and voting securities of the Corporation immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Common Stock of the Corporation or the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors, as the case may be; or
     (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or
     (iii) The consummation of a reorganization, merger or consolidation of the Corporation, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the

Common Stock and voting securities of the Corporation immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of Common Stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Corporation or of the sale or other disposition of all or substantially all of the assets of the Corporation.
     13. Governing Law. To the extent that federal laws do not otherwise control, the Plan and all Award Agreements hereunder shall be construed in accordance with and governed by the law of the State of Illinois, provided, however, that in the event the Corporation’s state of incorporation shall be changed, then the law of the new state of incorporation shall govern.
     14. Savings Clause. This Plan is intended to comply in all aspects with applicable law and regulation, including, with respect to those Employees who are officers or directors for purposes of Section 16 of the Exchange Act, Rule 16b-3 of the Securities and Exchange Commission. In case any one or more of the provisions of this Plan shall be held invalid, illegal or unenforceable in any respect under applicable law and regulation (including Rule 16b-3), the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal or unenforceable provision shall be deemed null and void; however, to the extent permissible by law, any provision which could be deemed null and void shall first be construed, interpreted or revised retroactively to permit this Plan to be construed in compliance with all applicable laws (including Rule 16b-3) so as to foster the intent of this Plan.
     15. Effective Date and Term. The Plan shall be effective as of the Effective Date, provided it is approved by the shareholders of the Corporation at its 2007 special meeting. The Plan shall remain in effect until terminated by the Board, provided, however, that no incentive stock option shall be granted under this Plan on or after the ten year anniversary of the Effective Date.

The Directors and Officers of

cordially invite you to attend our
Special Meeting of Shareholders
Tuesday, January 9, 2007, 10:00 a.m.
Deerpath Inn
255 East Illinois Road,
Lake Forest, Illinois 60045

You can vote in one of three ways: 1) By Mail, 2) By Internet, 3) By Phone.
See the reverse side of this sheet for instructions.
IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES OF PROXY CARD,
DETACH AND RETURN IN THE ENCLOSED ENVELOPE TO:
Illinois Stock Transfer Co.
209 West Jackson Boulevard, Suite 903
Chicago, Illinois 60606
IMPORTANT

DETACH PROXY CARD HERE	Please complete both sides of the PROXY CARD, sign, date, detach and return in the enclosed envelope.	DETACH ATTENDANCE CARD HERE AND MAIL WITH PROXY CARD

This proxy is solicited on behalf of the Board of Directors. If not otherwise specified on the reverse side, this proxy will be voted FOR Proposal 1.
The undersigned revokes all proxies heretofore given to vote at such meeting and all adjournments or postponements.

Wintrust Financial Corporation
If you personally plan to attend the Special Meeting of Shareholders, please check the box below and list names of attendees on reverse side.
COMMON

Dated
Return this stub in the enclosed envelope with your completed proxy card.

(Please sign here)

Please sign your name exactly as it appears above. If executed by a corporation, a duly authorized officer should sign. Executors, administrators, attorneys, guardians and trustees should so indicate when signing. If shares are held jointly, all holders must sign.		I/We do plan to attend the Special Meeting. ☐

TO VOTE BY MAIL

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

TO VOTE BY INTERNET

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps:
1. Read the accompanying Proxy Statement.
2. Visit our Internet voting site at http://www.illinoisstocktransfer.com, click on the heading “Internet Voting” and follow the instructions on the screen.
3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.
Please note that all votes cast by Internet must be completed and submitted prior to Sunday, January 7, 2007 at 11:59 p.m. Central Time.
Your Internet vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.
This is a “secured” web page site. Your software and/or Internet provider must be “enabled” to access this site. Please call your software or Internet provider for further information if needed.

If You Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail

TO VOTE BY TELEPHONE

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:
1. Read the accompanying Proxy Statement.
2. Using a Touch-Tone telephone, call Toll Free 1-800-555-8140 and follow the instructions.
3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.
Please note that all votes cast by telephone must be completed and submitted prior to Sunday, January 7, 2007 at 11:59 p.m. Central Time.
Your telephone vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

If You Vote By TELEPHONE, Please Do Not Return Your Proxy Card By Mail

COMMON

PLEASE LIST NAMES OF PERSONS ATTENDING

Wintrust Financial Corporation	REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints John S. Lillard and Edward J. Wehmer and either of them as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Wintrust Financial Corporation which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on January 9, 2007 or any adjournment thereof. If any other business is presented at the Special Meeting, including whether or not to adjourn the meeting, this proxy will be voted, to the extent legally permissible, by those named in this proxy in their best judgment.

Proposal 1 — To adopt the 2007 Stock Incentive Plan and the issuance of up to 500,000 shares of common stock thereunder.
             ☐ For            ☐ Against            ☐ Abstain

(to be signed on the other side)